UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014

General Motors Financial Company, Inc.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 4, 2014, General Motors Financial Company, Inc. (the “Company”) and General Motors Company (“GM”) entered into a Support Agreement (the “Support Agreement”). Pursuant to the Support Agreement, if the Company’s earning assets leverage as of the end of any calendar quarter is higher than the applicable ratio set forth in the Support Agreement, the Company can require GM to make or cause to be made funding to the Company in an amount and form sufficient to cause such earning assets leverage to be equivalent to such ratio. In determining the Company’s earning assets leverage under the Support Agreement, the Company’s net earning assets mean the Company’s finance receivables, net, and leased vehicles, net, and the Company’s adjusted equity means the Company’s equity net of goodwill and inclusive of outstanding junior subordinated debt, as each may be adjusted for derivative accounting from time to time. As of June 30, 2014, the Company’s earning assets leverage ratio, calculated as per the terms of the Support Agreement, was 6.7, which is below the current applicable support ratio of 8.0. Additionally, the Support Agreement provides that so long as any unsecured debt securities remain outstanding at the Company or any of the Company’s subsidiaries for which the Company has entered into guarantee or credit support agreements, GM will, directly or indirectly, own all of the outstanding voting shares of the Company. GM also agreed to certain provisions intended to ensure that the Company maintains adequate access to liquidity. The description of the Support Agreement is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the Support Agreement attached as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference.

The Company is the wholly-owned captive finance subsidiary of GM.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibits are filed herewith:

Exhibit

10.1	Support Agreement, dated as of September 4, 2014, between General Motors Company and General Motors Financial Company, Inc.

99.1	Press Release dated September 4, 2014, entitled “GM and GM Financial Enter into Support Agreement”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: September 4, 2014	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

10.1	Support Agreement, dated as of September 4, 2014, between General Motors Company and General Motors Financial Company, Inc.

99.1	Press Release dated September 4, 2014, entitled “GM and GM Financial Enter into Support Agreement”